Exhibit 10.1

Execution Version

SECOND OMNIBUS AMENDMENT TO

TRANSACTION DOCUMENTS

THIS SECOND OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of January 18, 2013 (this “Amendment”), is entered into by and among (i) UNITED STATIONERS RECEIVABLES, LLC (the “SPV”), (ii) UNITED STATIONERS SUPPLY CO., as Originator (the “Originator”), (iii) UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller (the “Seller”) and as Servicer (the “Servicer”), (iv) BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), as a terminating Class Agent, a terminating Alternate Investor and the outgoing Agent and (v) PNC BANK, NATIONAL ASSOCIATION (“PNC Bank”), as a new Class Agent, a new Alternate Investor and the successor Agent. Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among the SPV, the Originator, the Seller, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Outgoing Agent.

WHEREAS, the parties hereto are entering into this Amendment to, among other things, (i) remove Bank of America as the Agent under the Transaction Documents and add PNC Bank as the Agent under the Transaction Documents, (ii) terminate Bank of America as a Class Agent with respect to the Enterprise Funding Class under the Transfer Agreement and terminate Bank of America as an Alternate Investor and (iii) add PNC Bank as the Class Agent of the new PNC Bank Class and add PNC Bank as the sole Alternate Investor in the PNC Bank Class;

WHEREAS, in addition to the foregoing, Bank of America wishes to assign, and PNC Bank desires to assume, all of Bank of America’s rights and obligations as an Alternate Investor under the Transfer Agreement, including, without limitation, the Commitment of Bank of America in the amount of $150,000,000; and

WHEREAS, the parties hereto desire to make other modifications to the Transaction Documents as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Global Amendments. Effective as of the Effective Date (as defined below), the Transaction Documents are hereby amended as follows:

(a) Agent Succession. Effective as of the Effective Date, Bank of America resigns its duties as Agent in accordance with Section 10.9 of the Transfer Agreement, and each of the undersigned Investors hereby waives the thirty (30) days’ prior notice of such resignation required under such Section. PNC Bank is hereby appointed as the Agent for all purposes of the Transaction Documents. PNC Bank hereby assumes all of the rights, duties and obligations of the “Agent” under the Transaction Documents. Bank of America hereby assigns and delegates to PNC Bank all of its security interests, and other rights, duties and obligations as agent for the Investors under the Transaction Documents and authorizes PNC Bank to prepare and file any and all UCC financing statements PNC Bank deems necessary or advisable to appropriately reflect PNC Bank’s rights in such security interests. Any and all references in the Transaction Documents to “Bank of America, National Association” in its capacity as “Agent” are hereby amended to refer to “PNC Bank, National Association” in such capacity. Effective as of the Effective Date, Bank of America shall no longer have any rights, obligations or duties as “Agent” under any of the Transaction Documents other than the rights, duties, obligations or liabilities (i) accruing prior to the Effective Date and (ii) arising out of the indemnification and payment provisions of Articles IX and X of the Transfer Agreement, which shall be continuing and shall survive.

(b) Assignment and Acceptance.

(i) In consideration of the payment of (A) $150,000,000.00, being 100% of the existing Net Investment, (B) $41,878.00, being 100% of the aggregate unpaid accrued Yield and (C) $160,000.00, being 100% of all accrued and unpaid fees due and owing as of the Effective Date to Bank of America under the Transfer Agreement, the Fee Letter with respect to the Enterprise Funding Class and pursuant to Article IX of the Transfer Agreement, receipt of which payment is hereby acknowledged, Bank of America, in its capacity as an Alternate Investor with respect to the Enterprise Funding Class (the “Assignor”), hereby assigns to PNC Bank (the “Assignee”), and the Assignee hereby purchases from the Assignor, a 100% interest in and to all of the Assignor’s right, title and interest in and to the Net Investment.

(ii) The Assignor (A) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim; (B) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transfer Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transfer Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto; and (C) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the SPV or the Servicer or the Originator or the performance or observance by any of the SPV or the Servicer or the Originator of any of their obligations under the Transfer Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

(iii) The Assignee (A) confirms that it has received a copy of the Transfer Agreement, the First Tier Agreement and the Second Tier Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (B) agrees that it will, independently and without reliance upon the Agent, any of its Affiliates, the Assignor or any other Alternate Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transfer Agreement and any other Transaction Document; (C) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer Agreement and the other Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (D) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Transfer Agreement are required to be performed by it as an Alternate Investor; and (E) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof.

(iv) From and after the Effective Date, (A) the Assignee shall be a party to the Transfer Agreement and have the rights and obligations of an Alternate Investor thereunder and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Transfer Agreement, other than any and all rights arising out of the indemnification and payment provisions of Articles IX and X of the Transfer Agreement, which shall be continuing and shall survive the Assignor’s assignment to the Assignee hereunder.

(v) The Assignee’s Commitment shall be equal to $200,000,000.

(vi) The parties hereto acknowledge and agree that the assignment and acceptance effected by this Section 1(b) shall constitute an Assignment and Assumption Agreement under and for purposes of the Transfer Agreement and shall be deemed to satisfy in all respects the requirements of Section 11.8(b) of the Transfer Agreement (notwithstanding anything to the contrary or otherwise contained in Section 11.8(b) of the Transfer Agreement).

(c) Enterprise Funding Class and Class Agent Termination. Effective as of the Effective Date, and concurrently with the assignment referenced in clause (b) above, (i) the Enterprise Funding Class shall terminate and Bank of America, in its capacity as the Class Agent of the Enterprise Funding Class, shall relinquish its rights and be released from its obligations under the Transfer Agreement other than the rights, duties obligations or liabilities (A) accruing prior to the Effective Date and (ii) arising out of the indemnification and payment provisions of Articles IX and X of the Transfer Agreement, which shall be continuing and shall survive. Bank of America hereby acknowledges and agrees that, after giving effect to the payment contemplated in Section 1(b)(i) above, any and all amounts payable to it in its capacity as an Alternate Investor with respect to the Enterprise Funding Class and in its capacity as the Class Agent of the Enterprise Funding Class have been paid in full as of the Effective Date and that the Fee Letter Agreement, dated as of March 3, 2009, among Enterprise Funding Company, LLC, Bank of America, in its capacities as Agent and a Class Agent, the SPV, the Seller and the Servicer shall be terminated and have no further force or effect.

(d) PNC Bank Class; PNC Bank Class Alternate Investor and Class Agent. Effective as of the Effective Date, and concurrently with the assignment referenced in clause (b) above, a new Class entitled the “PNC Bank Class” is created under and subject to the terms of the Transfer Agreement. The Assignee shall be the sole Alternate Investor of the PNC Bank Class and PNC Bank and its successors and permitted assigns shall be the Class Agent thereof.

SECTION 2. Amendments to the First Tier Agreement. Effective as of the Effective Date, the First Tier Agreement is hereby amended as follows:

(a) The definition of “Transfer Agreement” in Section 1.1 is amended and restated in its entirety as follows:

“Transfer Agreement: The Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013, by and among the SPV, the Originator, the Servicer, United Stationers Financial Services LLC, the Class Agents, the Agent and the Investors, as such agreement may be amended, restated, modified or supplemented from time to time.”

(b) Section 2.1(c) is amended by deleting the reference therein to “Bank of America, National Association” and inserting a reference to “PNC Bank, National Association” in lieu thereof.

SECTION 3. Amendments to the Second Tier Agreement. Effective as of the Effective Date, the Second Tier Agreement is hereby amended as follows:

(a) The definition of “Transfer Agreement” in Section 1.1 is amended and restated in its entirety as follows:

“Transfer Agreement: The Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013, by and among the Purchaser, the Originator, the Servicer, the Seller, the Class Agents, the Agent and the Investors, as such agreement may be amended, modified or supplemented from time to time.”

(b) Section 2.1(c) is amended by deleting the reference therein to “Bank of America, National Association” and inserting a reference to “PNC Bank, National Association” in lieu thereof; and

(c) Section 10.3 is amended by deleting the agent’s notice address therein in its entirety and inserting the following in lieu thereof:

“PNC Bank, National Association

One PNC Plaza

225 Fifth Avenue

Pittsburgh, Pennsylvania 15222

Attention: William Falcon

Telephone: (412) 762-5442

Email: william.falcon@pnc.com”

SECTION 4. Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Delivered Documents. Each of the following shall have been executed and delivered to the Successor Agent by a duly authorized officer of each party thereto: (i) this Amendment, (ii) that certain Amended and Restated Transfer and Administration Agreement (the “Restated Transfer Agreement”), dated of even date herewith, among the SPV, the Originator, the Seller, the Servicer and PNC Bank, as Agent, as a Class Agent and as an Alternate Investor, (iii) that certain Fee Letter (the “PNC Fee Letter”), dated of even date herewith, between the SPV, and PNC Bank, in its capacity as Class Agent of the PNC Bank

Class, (iv) that certain Multi-Party Account Agreement, dated of even date herewith, among the SPV, PNC Bank and The Northern Trust Company, and (v) that certain Deposit Account Control Agreement (Springing Agreement), dated of even date herewith, among PNC Bank, as secured party, the SPV and PNC Bank, National Association, as bank;

(b) Fees. All of the fees and other amounts due and payable pursuant to the PNC Fee Letter shall have been received by the Successor Agent by wire transfer of immediately available funds;

(c) Financing Statements. Appropriate UCC-3 financing statement amendments reflecting the removal of the Outgoing Agent as secured party on behalf of the Investors and the substitution therefor of the Successor Agent shall have been prepared and filed in the appropriate filing offices therefor;

(d) Officer’s Certificates. Officer’s certificates as to corporate or entity matters, in form and substance acceptable to the Successor Agent, shall have been received from each of the SPV, the Originator, the Seller and the Performance Guarantor; and

(e) Opinions. (i) Opinions of counsel from Mayer Brown LLP, counsel to the SPV, the Originator, the Seller and the Servicer, with respect to (A) certain corporate matters and the enforceability of certain Transaction Documents and (B) the perfection of the security interests granted to the Successor Agent pursuant to the Transfer Agreement and (ii) a letter from Mayer Brown LLP, counsel to the SPV, the Originator, the Seller and the Servicer, confirming PNC Bank’s right to rely on that certain opinion letter of Mayer Brown LLP, dated as of March 3, 2009, regarding United Stationers Receivables, LLC; Certain Bankruptcy Matters.

SECTION 5. Order of Events. For all purposes under this Amendment, the parties hereto agree that the succession to Bank of America, in its role as “Agent” under the Transfer Agreement, by PNC Bank pursuant to Section 1(a) hereof, the assignment by Bank of America of its Commitment under the Transfer Agreement to PNC Bank pursuant to Section 1(b) hereof, the termination of the Enterprise Funding Class and of Bank of America in its role as Class Agent of the Enterprise Funding Class pursuant to Section 1(c) hereof and the creation of the PNC Bank Class and the appointment of PNC Bank to the role of Class Agent of the PNC Bank Class pursuant to Section 1(d) hereof shall be deemed to occur immediately prior to the amendments to the Transaction Documents set forth in Sections 2, 3 and 4 hereof and the effectiveness of the Restated Transfer Agreement. Bank of America joins in the execution of this Amendment solely in respect of the covenants and agreements made by it in Sections 1(a), 1(b) and 1(c) hereof.

SECTION 6. Representations and Warranties. Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement and the other Transaction Documents is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

SECTION 7. No Default. The SPV, the Originator, the Seller and the Servicer each hereby represent and warrant that, as of the date hereof, no Termination Event or Potential Termination Event has occurred or is continuing.

SECTION 8. Transaction Documents in Full Force and Effect as Amended. Except as specifically amended hereby, the Transfer Agreement and the other Transaction Documents shall remain in full force and effect. All references to the Transfer Agreement and each other Transaction Document shall be deemed to mean each such document, as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Transaction Documents, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 9. Consent of Performance Guarantor. The Performance Guarantor hereby consents to the amendments to the Transaction Documents set forth in this Amendment.

SECTION 10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Transaction Documents.

(d) Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:
Name:
Title:

UNITED STATIONERS SUPPLY CO., as Originator

By:
Name:
Title:

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:
Name:
Title:

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Second Omnibus Amendment to

Transaction Documents (United Stationers)

BANK OF AMERICA, NATIONAL ASSOCIATION, as terminating Class Agent, terminating Alternate Investor and the outgoing Agent

By:
Name:
Title:

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Second Omnibus Amendment to

Transaction Documents (United Stationers)

PNC BANK, NATIONAL ASSOCIATION, as new Class Agent, new Alternate Investor and the successor Agent

By:
Name:	Mark Falcione
Title:	Senior Vice President

Address For Notices:

PNC Bank, National Association

One PNC Plaza

225 Fifth Avenue

Pittsburgh, Pennsylvania 15222

Attention: William Falcon

Telephone: (412) 762-5442

Email: william.falcon@pnc.com

Payment Account Information:

Bank: ABA Routing No.: Account Name: Account No.: Reference:	PNC Bank, National Association 043-000-096 Market Street Funding LLC 1002422076 United Stationers

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Second Omnibus Amendment to

Transaction Documents (United Stationers)

Acknowledged and consented to by:

UNITED STATIONERS INC., as the Performance Guarantor

By:
Name:
Title:

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Second Omnibus Amendment to

Transaction Documents (United Stationers)